Exhibit 10.2

NSR Royalty Agreement

(Membership Interest Purchase Agreement)

Assessor’s Parcel Number N/S – not a deed.

Recorded at the request of and when recorded return to:

Comstock Inc.

117 American Flat Road

P.O. Box 1118

Virginia City, NV 89440

The undersigned affirm that this document does not contain the personal information of any person.

NET SMELTER RETURNS ROYALTY AGREEMENT

This Net Smelter Returns Royalty Agreement (this “Agreement”), dated December 18, 2024 (“Effective Date”), is between Mackay Precious Metals Inc., a Delaware corporation (the “Grantor”), and Comstock Inc., a Nevada corporation (“Grantee”). The Grantor and Grantee may be referred to herein individually as a “Party” or collectively as the “Parties.”

RECITALS

A.    The Parties have entered into that certain Membership Interest Purchase Agreement dated December 18, 2024 (the “Purchase Agreement”), pursuant to which Grantee agreed to sell one-hundred percent (100%) of the membership interest of Comstock Northern Exploration LLC, a Nevada limited liability company (“CNEL”), as well as certain other interests in exchange for certain consideration, including the Grantor’s agreement to grant to Grantee a production royalty equal to 1.5% of the Net Smelter Returns (the “NSR Royalty”) from the sale of silver, gold, and any other valuable mineral or product extracted from the Properties and the Leased Properties (each, as defined in the Purchase Agreement and collectively, the “NSR Properties”) or derived therefrom. The NSR Properties are described in Schedules A and B and Figure A1 of this Agreement.

B.    The Parties desire to enter into this Agreement to define and establish the terms and conditions governing the NSR Royalty. Unless otherwise indicated, capitalized terms used herein shall have the meanings ascribed to such terms in Article VI (Definitions) of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

ROYALTY TERM; CALCULATION; AND PAYMENT

1.1    Grant of Royalty. On the terms and subject to the conditions of this Agreement, the Grantor hereby grants, bargains, sells, transfers, conveys, and agrees to pay to Grantee the NSR Royalty. This royalty is in addition to, and separate from, any prior, underlying royalty interests which may be associated with any of the NSR Properties.

1.2    Term. The NSR Royalty shall be paid with respect to silver, gold and any other valuable mineral or product extracted from the NSR Properties or derived therefrom, in perpetuity from the Effective Date forward.

1.3    Calculation and Payment of NSR Royalty. The Grantor will calculate the NSR Royalty payment due, if any, during each calendar quarter by multiplying 1.5% by the Net Smelter Returns for that calendar quarter. Upon determination by the Grantor that an NSR payment is due and owing to Grantee in a calendar quarter, the Grantor shall deliver to Grantee a payment by wire transfer in immediately available funds, within thirty (30) days after the end of the calendar quarter for which such payment is due, together with a copy of the Grantor’s accounting, sales data and the refinery and smelter settlement statements related to such payment. Grantee agrees to provide wiring instructions to the Grantor for such payments. The Grantor shall be entitled to rely on Grantee’s wiring instructions until such time as Grantee notifies the Grantor in writing of different wiring instructions. The Grantor will not be deemed to be in default under this Agreement and the time for making such payment shall be extended, if, at the time such payment is otherwise due, wire transfer facilities are not available for any reason, so long as the Grantor makes payment as soon as practicable after wire transfer facilities become available.

Amounts not timely paid shall draw interest at the rate of eighteen percent (18%) per annum on the unpaid royalty balance from the due date. If the amounts due remain unpaid sixty (60) days after the date such amounts are payable, Grantee may file a lien on the NSR Properties in the amount of the unpaid royalty.

If it is subsequently determined that an overpayment or underpayment was made, neither Party will be required to make an additional payment or a refund, as applicable, but the overpayment or underpayment shall be corrected in the next calendar quarter following determination that an adjustment is required.

1.4    Taxes. Grantee shall not be responsible for property taxes or similar taxes assessed against the NSR Properties. Any and all taxes arising out of or relating to the NSR Royalty shall be the sole responsibility of the Grantee.

ARTICLE II

INFORMATION; AUDITS; DISPUTES

2.1    Information. The Grantor shall keep accurate records of tonnage, volume of Products, analyses of Products, weight, moisture, assays of payable metal content, and any other customary information or data relevant to the calculation of Net Smelter Returns (including, but not limited to, settlement sheets, receipts, invoices or other information provided by purchasers of Products from the Grantor).

2.2    Audits. Grantee has the right to audit the records and data related to the calculation of the NSR Royalty. The audit may only be performed once during any calendar year for the immediately preceding calendar year, by Grantee’s subject matter experts and a licensed certified public accounting firm selected by mutual consent of the Parties and performed according to standards of the American Institute of Certified Public Accountants. Any audit under this Section may be conducted only after providing the Grantor ten (10) business days’ advance written notice that Grantee intends to conduct an audit and shall be completed within ninety days (90) days after the end of the calendar year for which the audit is being conducted.

Each audit shall be conducted during the Grantor’s regular business hours and in a manner that does not materially interfere with the Grantor’s operations. Grantee shall pay all costs of any such audit, unless an audit reveals an underpayment of a royalty payment in an amount that is ten percent (10%) or more than the amount that Grantee was actually paid. In that case, the Grantor shall pay all costs of the audit. Any Grantor NSR Royalty calculation which Grantee does not audit within two (2) years of the applicable calendar quarter in accordance with this Section will be deemed final and will not thereafter be subject to audit or challenge.

2.3    Disputes. Any controversy or claim, whether based on contract, tort, statute or other legal or equitable theory (including, but not limited to, any claim of fraud, misrepresentation or fraudulent inducement or any question of validity or effect of this Agreement, including this clause) arising out of or related to this Agreement (including amendments or extensions), or the breach or termination of this Agreement shall be settled by arbitration in accordance with the then current Rules of the American Arbitration Association (“AAA”) for Commercial Arbitration. The arbitration shall be held in Reno, Nevada and there shall be a single arbitrator. The arbitrator shall be chosen subject to the rules and procedures as provided by the AAA and shall have a minimum of ten (10) years’ experience in mining matters generally and in the subject matter of the dispute specifically. No person having a prior or existing attorney-client, business or family relationship with either of the Parties or their principal representatives or a financial interest in the dispute shall be qualified to act as arbitrator in accordance with this Agreement absent the express prior written consent of the Parties to this Agreement. The arbitrator shall determine the claims of the Parties and render a final award in accordance with the substantive law of the State of Nevada, excluding Nevada law regarding conflicts of laws. The arbitrator shall state the reasons for the award in writing. Except as required by applicable laws and regulations and the rules of any exchange on which the shares of the capital stock of the Grantor, Grantee and their affiliates are listed for trading (and then only after prior notice to the other Party), a Party shall not disclose the facts of the underlying dispute or the contents or results of the arbitration other than to their attorneys, accountants and consultants without the prior consent of the other Party. A judgment on the award may be entered by a court having jurisdiction in Nevada.

ARTICLE III

TRANSFER OF INTEREST

3.1    Transfer of Interest.

(a)    The Grantor may Transfer all or any portion of its interest in this Agreement or in the NSR Properties (whether by asset sale, equity sale, merger, amalgamation, operation of law or otherwise); provided, however, that the Grantor shall assure that any instrument of Transfer shall provide for the transferee’s express agreement to assume, perform and be bound by the Grantor’s obligations under this Agreement. If the Grantor Transfers the whole of or an undivided interest in this Agreement, each transferee of an undivided interest shall separately pay to Grantee the NSR Royalty and perform the obligations under this Agreement accruing with respect to such transferee’s interest in and to the NSR Properties. If the Grantor Transfers the whole of or an undivided interest in this Agreement, liability for any default under or breach of any obligation under this Agreement shall rest exclusively upon the transferee of such interest in this Agreement which commits the default or breach (and the Grantor is released from any further liability hereunder); provided, however, that no Transfer shall relieve the Grantor, or its successors and assigns, of any liability or obligation under this Agreement with respect to the interest subject to such Transfer which accrues or arises before the effective date of the Transfer. If the Grantor Transfers ownership of a segregated portion of the NSR Properties, any default or breach by the transferee of such segregated portion of the NSR Properties shall not affect the rights of the Grantor in the segregated portion of the NSR Properties retained by it or the rights of the holders or owners of any other segregated portion of the NSR Properties. Notwithstanding any other provision of this Agreement, nothing shall preclude or limit Grantor’s unilateral and discretionary right to place a mortgage, trust deed or other lien upon its interest in the NSR Properties for financing purposes.

(b)    The Grantee may Transfer all or any portion of its interest in this Agreement by providing notice to Grantor, including updated payment information, along with a copy of the signed Transfer documents. Such documents shall provide for the transferee’s express agreement to comply to all terms of this Agreement including, but not limited to, calculations of the NSR Royalty and the rights to inspect and audit the calculations.

ARTICLE IV

GENERAL

4.1    Right to Inspect. Once during each calendar year, Grantee or its authorized representative may, upon providing at least ten (10) business days’ advance written notice to the Grantor and subject to the confidentiality obligations described in this Agreement, inspect the Grantor’s mineral production operations on the NSR Properties. Any such inspection shall be at Grantee’s own cost and risk and shall be conducted in a manner that will not materially interfere with the Grantor’s operations. Grantee shall indemnify and hold harmless the Grantor and its Affiliates (including without limitation direct and indirect parent companies or owner), and its or their respective directors, officers, shareholders, members, employees, agents, and attorneys, from and against any losses and liabilities which may be imposed upon, asserted against, or incurred by, any of them by reason of injury to Grantee or its authorized representatives resulting from the exercise of the rights given herein.

4.2    No Development Covenant. The Grantor has no obligation to explore, to mine, to continue mining, or to mine any particular quantities of ores from the NSR Properties or to recover gold, silver, or other minerals therefrom. The Grantor’s only obligation is to pay the NSR Royalty to Grantee on any Product that is produced and sold from the NSR Properties subject to the terms and conditions in this Agreement. Grantee’s interest in the NSR Properties shall be solely that of a non- participating royalty holder and it shall have no rights to participate or influence management or decision-making regarding operations, if any, on the NSR Properties. Grantee expressly disclaims any implied covenants of diligence with respect to operations on the NSR Properties, including without limitation all exploration, development, mining, and processing operations.

4.3    Notices. All notices shall be in writing to the applicable address set forth below and shall be given by personal delivery, certified mail or recognized international overnight courier. All notices shall be effective and shall be deemed delivered on the date of delivery if delivered before 5:00 p.m. local destination time on a business day, otherwise on the next business day after delivery. Each Party will send a copy of their notice by email, as a courtesy, but the notice will not be valid until delivered in writing. Any notice delivered by email shall only be deemed to be official notice hereunder if the Party receiving such email specifically confirms receipt in writing.

To the Grantor:	Mackay Precious Metals Inc. 3827 S Carson St, Unit 505-25 PMB 1024 Carson City, NV 89701 Email: mbuttenshaw@mackaypreciousmetals.com

To Grantee:	Comstock Inc. 117 American Flat Road, PO Box 1118 Virginia City, NV 89440 Email: degasperis@comstockinc.com

Each Party may change its address from time to time by notice given in the manner described above.

4.4    Confidentiality. The Parties agrees to keep confidential all information provided to it by the other Party under this Agreement and not to disclose any such information to any third party without the prior written consent of the other Party. This provision will not apply to information which otherwise comes into the public domain other than through the breach by a Party of its obligations under this provision. Confidential information received by a Party from the other Party may be disclosed (a) to an affiliate, employee, officer, agent or consultant of the Party (b) to a potential buyer of Grantee’s entire interest in the NSR Royalty (but only after obligating the third party to whom disclosure is being made to a written confidentiality agreement that binds such third party at least to the same extent Grantee is obligated under this Agreement, and providing a copy of the same to the Grantor), (c) to a potential buyer of Grantor’s interest in any of the NSR Properties or assignee of Grantor’s rights under this Agreement (but only after obligating the third party to whom disclosure is being made to a written confidentiality agreement that binds such third party at least to the same extent Grantor is obligated under this Agreement, and providing a copy of the same to the other Party), and (d) if and to the extent required in the ordinary course of events under any applicable law, regulation, court order, rule of any stock exchange or other legal requirement.

A Party shall not disclose pursuant to this Agreement any geological, engineering, or other data to any third party without disclosing the existence and nature of any disclaimers which accompany such data and the requirements of applicable law or regulation or rules of the applicable stock exchange for public reporting.

Nothing in this Agreement shall prevent the disclosure of confidential information delivered pursuant to this Agreement to the Parties’ directors, officers, lawyers, litigation consultants, litigation experts, accountants, auditors, lenders, insurers/reinsurers, regulators, or securities exchanges on which the securities of such Party or an Affiliate are listed or quoted, provided that the disclosure of the information is reasonably necessary to effectuate the terms of this Agreement, or is required for tax, financial reporting, stock exchange, or governmental compliance purposes.

4.5    Mining Practices. Subject to the provisions of Section 4.2 above, the Grantor shall conduct any mining operations on the NSR Properties in a miner-like fashion including, but not limited to Sections 4.6, 4.7, 4.8, and 4.9 below.

4.6    Reports. If Grantor commences the production of Products from the NSR Properties, then Grantor shall deliver to Grantee, on or before the sixtieth (60th) day after the end of each calendar year that such production continues, a summary report of all mining conducted by the Grantor on the NSR Properties for the previous year. Notwithstanding the foregoing, the Grantor shall not be required in its reports to disclose proprietary information or information concerning, or which might tend to reveal, processes, techniques or equipment which the Grantor is under a contractual obligation not to reveal.

4.7    Measurement Analysis. The Grantor shall measure ore, concentrates, minerals, and other material, grade, take and analyze samples in accordance with industry practice, and shall keep accurate records thereof as a basis for computing the NSR Royalty. These records shall be available for inspection by Grantee in accordance with Section 2.2 above.

4.8    Commingling. The Grantor will have the right to commingle ore, concentrates, minerals, and other material mined and removed from the properties from which Products are produced, with ore, concentrates, minerals, and other material mined and removed from other lands and properties; however, the Grantor shall calculate from representative samples the metal content, the average grade of the metal content, the moisture content thereof, and other measures as are customary and appropriate, and shall weigh (or calculate weight by volume) the material before commingling, in each case using any procedures accepted in the mining and metallurgical industry which it believes suitable for the type of mining and processing activity being conducted. In addition, comparable procedures may be used by the Grantor to apportion among the commingled materials all penalty and other charges and deductions, if any, imposed by the smelter, refiner, or purchaser of such material. The Grantor shall use the same procedures for each separate ore or other source before commingling. The Grantor shall retain such representative ore samples and the written records of assays, moisture content, weights (or volumes as the case may be) and the content and nature of penalty substances and any other measures made for not less than twelve (12) months after payment of the NSR Royalty with respect to such commingled ores from the NSR Properties. The Grantor shall deliver to Grantee a copy of the Grantor’s commingling plan not less than thirty (30) days before the Grantor commences commingling of minerals mined from lands and properties which are not burdened by or subject to the NSR Royalty.

4.9    Stockpiling. To the extent permitted by applicable federal, state and local laws, regulations and ordinances, the Grantor shall have the right to stockpile Products on the NSR Properties or on such other lands and places as the Grantor may elect, without the obligation to remove the Products from where stockpiled or to return them to the NSR Properties. The stockpiling of Products on other lands shall not be deemed a removal or shipment thereof requiring payment in respect of Grantee’s NSR Royalty. The Grantor shall have the right to stockpile on the NSR Properties without obligation to remove the same at any time, any ore, concentrates, minerals, and other material mined or produced by the Grantor from other lands. Grantee agrees to recognize the rights and interests of others in such ore, concentrates, minerals, and other material stockpiled on the NSR Properties, and to permit their removal by the Grantor or the owner of such ore, concentrates, minerals, and other material. The Grantor will maintain adequate records of the source, tonnage and grades of all stockpiles in order to properly account for NSR Royalties due to Grantee when valuable minerals are eventually produced from the stockpiled Products.

4.10    Real Property Interest; Recordation of Interest. The Grantor acknowledges and agrees that the NSR Royalty is a property right and creates an interest in the NSR Properties that runs with the land and such interest shall be applicable to the Grantee and its successors and assigns of and to the NSR Properties; but the Parties also acknowledge that the NSR Royalty is a royalty only and is not the grant of cotenancy or joint ownership interest in any of the NSR Properties or any of the minerals therein, and that the NSR Royalty is a nonexecutive, nonparticipating and nonworking royalty interest. If any of the unpatented mining claims subject to this Agreement are converted to leases, licenses or other forms of tenure as a result of the amendment or repeal of the Mining Law of 1872, as amended, or for any other reason, all such amended and relocated unpatented mining claims or other tenures shall be subject to the terms of this Agreement. In such an event, the Parties shall execute and record an amendment of this Agreement to evidence the inclusion of such unpatented mining claims and tenures in this Agreement. Grantee, at its expense, shall be entitled to record a copy of this Agreement in the official records of Storey County, Nevada, and Grantor consents to such recording.

4.11    Maintenance of NSR Properties. Subject to the absolute right retained by the Grantor to amend, restake, or relocate all or any portion of the mining claims encompassed by the Properties, the Grantor shall maintain the claims by timely performing all assessment work or paying claim maintenance fees as required by federal law and timely paying all assessments and taxes imposed on any and all of the Properties and shall assure that title to such Properties is not diminished or lost as a result of the Grantor’s failure to perform the foregoing obligations. Grantee acknowledges that the Grantor shall have the right to drop or not renew any of the unpatented mining claims encompassed by the Properties, but Grantor shall not intentionally do so without the express written consent of Grantee, which consent shall not be unreasonably withheld or delayed, and in the event that the Grantor or its Affiliates restake the claims or stake additional claims covering any portion of the dropped claims within three (3) years thereafter, the Grantor’s obligations under this Agreement will apply to the restaked or additional claims. In the event that any of the Leased Properties are purchased by Grantor, or the leases are replaced with new leases covering some or all of the same properties, this Agreement will continue to apply to such properties.

ARTICLE V

MISCELLANEOUS

5.1    Amendment and Waiver. This Agreement may only be amended by an instrument in writing signed by the Parties. Except for waivers specifically provided for in this Agreement, rights under this Agreement may not be waived except by an instrument in writing signed by the Party to be charged with the waiver. The failure of a Party to insist on the strict performance of any provision of this Agreement or to exercise any right, power or remedy upon a breach of this Agreement will not constitute a waiver of any provision of this Agreement or limit the Party’s rights thereafter to enforce any provision or exercise any right.

5.2    Severability. If at any time any covenant or provision contained in this Agreement is deemed to be invalid or unenforceable, such covenant or provision shall be considered divisible and shall be deemed immediately amended and reformed to include only such portion of such covenant or provision that is valid and enforceable. Such covenant or provision, as so amended and reformed, shall be valid and binding as though the invalid or unenforceable portion had not been included in this Agreement. To the extent the NSR Royalty applies to any amendments or relocations of the unpatented mining claims subject to the NSR Royalty or to any rights or interests (including mineral rights) acquired in the federal public lands within the boundaries of the NSR Properties in accordance with the Mining Law of 1872, as from time-to-time amended, repealed, replaced or superseded, or any other federal law or regulation, including the conversion of any present interest in the unpatented mining claims comprising the NSR Properties to a lease, license, permit or other form of tenure (each an “Acquired Interest”), Grantee’s NSR Royalty rights in such Acquired Interest shall vest on the date of acquisition by the Grantor, and the Grantor’s successors in interest, as applicable, subject to the terms of this Agreement and the terms of the Purchase Agreement. It is the express intention of the Parties that the NSR Royalty in respect of any Acquired Interest shall vest in Grantee, and Grantee’s successors and assigns, as applicable, within a period of time that complies with the Rule Against Perpetuities (Uniform Act), NRS 111.103 et seq., as it may be amended from time-to-time. The Parties irrevocably release and waive the applicability of the Rule Against Perpetuities to the NSR Royalty and the Acquired Interest. The Grantor agrees and covenants, for itself and its successors and assigns, that it will not commence any action or arbitration proceeding to declare the NSR Royalty ineffective, invalid or void based on the Rule Against Perpetuities, and that it will not in any action or arbitration proceeding commenced by Grantee, or its successors and assigns, as applicable, assert as an affirmative defense against any claim for relief for enforcement of this Agreement or the Purchase Agreement that this Agreement or the Purchase Agreement is ineffective, invalid or void based on the Rule Against Perpetuities.

5.3    No Third-Party Beneficiaries. This Agreement will not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns, except as otherwise expressly stated herein. Except to the extent specifically provided in this Agreement, it is for the sole benefit of the Parties and no other Person (including any creditor of the Parties) is intended to be a beneficiary of this Agreement or shall have any rights under this Agreement.

5.4.    Entire Agreement. This Agreement, the Purchase Agreement and the documents referred to in the foregoing documents constitute the entire agreement between the Parties and supersede any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

5.5    Headings. The subject headings of the Articles, Sections, and Subsections of this Agreement and the Schedules to this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of their provisions.

5.6    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to any choice or conflicts of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

5.7    Rules of Construction. Each Party acknowledges that it has been represented by counsel during the negotiation, preparation, and execution of this Agreement. Each such Party therefore waives the application of any law or rule of construction providing that ambiguities in an agreement or other document shall be construed against the drafter of the agreement or document.

5.8    Attorneys’ Fees. Except as otherwise specified herein, in the event of a dispute under this Agreement, the prevailing Party shall be entitled to payment of its reasonable attorneys’ fees and costs in arbitrating the dispute.

5.9    Currency. All statements of or references to dollar amounts in this Agreement are to lawful money of the United States.

5.10    No Joint Venture, Mining Partnership, Commercial Partnership. This Agreement shall not be construed to create, expressly or by implication, a joint venture, mining partnership, commercial partnership, or other partnership relationship, or fiduciary relationship, between the Parties.

5.11    Further Assurances. Each Party shall execute all such further instruments and documents and do all such further actions as may be necessary to effectuate the transactions contemplated in this Agreement, in each case at the cost and expense of the Party requesting such further document or action, unless expressly indicated otherwise. If conditions change by reason of acquisition, conveyances, assignments, or other matters relating to the title to, or description of, the estates comprising the NSR Properties, the Parties shall execute amendments of and to this Agreement and execute such corrective or additional documents as may be necessary to (i) reflect such changed conditions and/or (ii) clear or cure title, at the expense of the Party requesting such action. If pursuant to any amendment or supersession of the Mining Law of 1872, as amended, the Grantor is granted the right to convert its interest in the unpatented mining claims subject to this Agreement to a lease, license or permit, or other right or interest, and all such converted interests or rights shall be deemed to be part of the unpatented mining claims subject to this Agreement. Upon the grant or issuance of such converted interests or rights, the Parties shall execute and deliver an addendum to this Agreement, in recordable form, by which such converted interests or rights are made subject to this Agreement.

5.12    Parties in Interest. This Agreement shall inure to the benefit of the permitted successors and permitted assigns of the Parties, and shall be binding upon the successors and assigns of the Parties (whether or not permitted).

5.13    Counterparts. This Agreement may be executed in multiple counterparts, and all such counterparts taken together shall constitute the same document.

ARTICLE VI

DEFINITIONS

“Affiliate” means any Person that directly or indirectly Controls, is Controlled by, or is under common Control with, a Party.

“Control” used as a verb means, when used with respect to an entity, the ability, directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity through (a) the legal or beneficial ownership of voting securities or membership interests; (b) the right to appoint managers, directors or corporate management; (c) contract; (d) operating agreement; (e) voting trust; or otherwise; and, when used with respect to an individual, means the actual or legal ability to control the actions of another, through family relationship, agency, contract, or otherwise; and “Control” used as a noun means an interest which gives the holder the ability to exercise any of the foregoing powers.

“Encumbrance” means any mortgage, deed of trust, security interest, pledge, lien, right of first refusal, right of first offer, other preferential right, profits interest, net profits interest, royalty interest, overriding royalty interest, conditional sale or title retention agreement, or other burdens of any nature affecting an interest in real or personal property.

“Net Smelter Returns” of “NSR” means all Revenues from the sale of Products produced from the NSR Properties, less shipping and Refining Costs pertaining to such Revenues for the applicable calendar quarter. The calculation of Net Smelter Returns shall be made in accordance with accounting principles and practices consistently applied in the mining industry in Nevada.

“Person” means a natural person, corporation, joint venture, partnership, limited liability partnership, limited partnership, limited liability limited partnership, limited liability company, trust, estate, business trust, association, governmental authority or other entity.

“Products” means (a) all materials mined or removed from the NSR Properties and sold prior to treatment, and (b) all concentrates, precipitates, refined metals and any other valuable minerals, extracted from the NSR Properties or derived therefrom.

“Refining Costs” means all costs and expenses of smelting and refining, including without limitation, all costs of assaying, sampling, custom smelting, and refining, and all independent representative and umpire charges, penalties, and deductions imposed or charged by the refinery or smelter, as the case may be. If smelting or refining is carried out in facilities owned or controlled by the Grantor or its Affiliates, then the Refining Costs shall be the amount the Grantor would have incurred if such smelting or refining were carried out at facilities not owned or controlled by the Grantor or its Affiliates then offering comparable services for comparable products on prevailing terms.

“Revenues” means the sum of actual prices of Products received at the time of sale multiplied by the ounces of Products sold in the applicable period. If any Products are diverted by the Grantor for commemorative coinage or any other value-added use, the Revenue will be calculated using the spot price on a recognized exchange, on the date the Products are diverted. For the avoidance of doubt, Grantor shall have the right to mine amounts of Products reasonably necessary for sampling, assaying, metallurgical testing and evaluation of the mineral potential of the NSR Properties without incurring any obligation to make NSR Royalty payments; provided, however, that if Grantor sells any such Products, Grantor shall be required to pay the NSR Royalty on all such Products sold.

“Transfer” means shall mean any sale, grant, assignment, conveyance, Encumbrance, pledge, hypothecation, abandonment or other transfer.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

MACKAY PRECIOUS METALS INC.

By:	/s/ Martyn Buttenshaw
Name:	Martyn Buttenshaw
Title:	President

COMSTOCK INC.

By:	/s/ Corrado De Gasperis
Name:	Corrado De Gasperis
Title:	Executive Chairman and CEO

Schedule A – “Properties”

The following fee tracts, unpatented mining claims and patented mining claims constitute the Properties, and are shown in Figure A1, below.

Table A.1: Comstock Northern Exploration LLC-Owned Patented Mining Claims

Parcel No.	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
800-002-11	Red Wing	Comstock Northern Exploration LLC	Patent	8.3	Storey	0%	None
800-001-21	Dean	Comstock Northern Exploration LLC	Patent	10.7	Storey	4.15%	Obester 2
800-001-25	East North-Occidental	Comstock Northern Exploration LLC	Patent	11.6	Storey	4.15%	Obester 2
800-001-26	Edwards	Comstock Northern Exploration LLC	Patent	18.5	Storey	4.15%	Obester 2
800-001-10	North Occidental (New Brunswick)	Comstock Northern Exploration LLC	Patent	7.3	Storey	4.15%	Obester 2
800-001-68	Occidental (Brunswick)	Comstock Northern Exploration LLC	Patent	7.8	Storey	4.15%	Obester 2
800-001-24	South Occidental	Comstock Northern Exploration LLC	Patent	20.6	Storey	4.15%	Obester 2
800-000-10	Alice	Comstock Northern Exploration LLC	Patent	20.7	Storey
800-000-11	Lauren	Comstock Northern Exploration LLC	Patent	13.4	Storey

Table A.2: Comstock Northern Exploration LLC-Owned Unpatented Mining Claims

BLM No.	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
NMC1000132	Omaha Fraction #11	Comstock Northern Exploration LLC	Lode	1.12	Storey	0	None
NMC1000133	Omaha Fraction #12	Comstock Northern Exploration LLC	Lode	0.36	Storey	0	None
NMC1000134	Omaha Fraction #13	Comstock Northern Exploration LLC	Lode	1.08	Storey	0	None
NMC1000135	Omaha Fraction #14	Comstock Northern Exploration LLC	Lode	1.41	Storey	0	None
NMC1000136	Omaha Fraction #17	Comstock Northern Exploration LLC	Lode	2.7	Storey	0	None
NMC1000138	Omaha Fraction #19	Comstock Northern Exploration LLC	Lode	2.33	Storey	0	None
NMC1000139	Omaha Fraction #20	Comstock Northern Exploration LLC	Lode	0.02	Storey	0	None
NMC1000140	Omaha Fraction #21	Comstock Northern Exploration LLC	Lode	0.74	Storey	0	None
NMC1000141	Omaha Fraction #22	Comstock Northern Exploration LLC	Lode	3.41	Storey	0	None
NMC1000142	Omaha Fraction #23	Comstock Northern Exploration LLC	Lode	1.5	Storey	0	None

NMC1000143	Omaha Fraction #24	Comstock Northern Exploration LLC	Lode	0.53	Storey	0	None
NMC1003426	Loring 1	Comstock Northern Exploration LLC	Lode	11.05	Storey	0	None
NMC1003427	Loring 2	Comstock Northern Exploration LLC	Lode	18.76	Storey	0	None
NMC1003428	Loring 3	Comstock Northern Exploration LLC	Lode	18.68	Storey	0	None
NMC1003429	Loring 4	Comstock Northern Exploration LLC	Lode	18.94	Storey	0	None
NMC1003430	Loring 5	Comstock Northern Exploration LLC	Lode	15.61	Storey	0	None
NMC1003431	Loring 6	Comstock Northern Exploration LLC	Lode	9.11	Storey	0	None
NMC1003432	Loring 7	Comstock Northern Exploration LLC	Lode	1.56	Storey	0	None
NMC1003433	Loring 8	Comstock Northern Exploration LLC	Lode	1.7	Storey	0	None
NMC1003434	Loring 9	Comstock Northern Exploration LLC	Lode	1.96	Storey	0	None
NMC1003435	Loring 10	Comstock Northern Exploration LLC	Lode	20.72	Storey	0	None
NMC1003436	Loring 11	Comstock Northern Exploration LLC	Lode	20.68	Storey	0	None
NMC1003437	Loring 12	Comstock Northern Exploration LLC	Lode	20.7	Storey	0	None
NMC1003438	Loring 13	Comstock Northern Exploration LLC	Lode	20.69	Storey	0	None
NMC1003439	Loring 14	Comstock Northern Exploration LLC	Lode	20.69	Storey	0	None
NMC1003440	Loring 15	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC1003441	Loring 16	Comstock Northern Exploration LLC	Lode	20.72	Storey	0	None
NMC1003442	Loring 17	Comstock Northern Exploration LLC	Lode	20.62	Storey	0	None
NMC1003443	Loring 18	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC1003444	Loring 19	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC1003445	Loring 20	Comstock Northern Exploration LLC	Lode	20.58	Storey	0	None
NMC1003446	Loring 21	Comstock Northern Exploration LLC	Lode	13.87	Storey	0	None
NMC1003447	Loring 22	Comstock Northern Exploration LLC	Lode	6.62	Storey	0	None
NMC1015691	West Lode 203	Comstock Northern Exploration LLC	Lode	16.31	Storey	0	None
NMC1015692	West Lode 204	Comstock Northern Exploration LLC	Lode	10.44	Storey	0	None
NMC1015693	West Lode 205	Comstock Northern Exploration LLC	Lode	4.57	Storey	0	None
NMC1015696	West Lode 223	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None

NMC1015697	West Lode 224	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC1015698	West Lode 225	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC1015699	West Lode 226	Comstock Northern Exploration LLC	Lode	19.15	Storey	0	None
NMC1015700	West Lode 227	Comstock Northern Exploration LLC	Lode	13.51	Storey	0	None
NMC1015701	West Lode 228	Comstock Northern Exploration LLC	Lode	7.64	Storey	0	None
NMC1015702	West Lode 229	Comstock Northern Exploration LLC	Lode	1.88	Storey	0	None
NMC1015703	West Lode 243	Comstock Northern Exploration LLC	Lode	15.3	Storey	0	None
NMC1015704	West Lode 244	Comstock Northern Exploration LLC	Lode	13.58	Storey	0	None
NMC1015705	West Lode 245	Comstock Northern Exploration LLC	Lode	18.88	Storey	0	None
NMC1015706	West Lode 246	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC1015707	West Lode 247	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC1015708	West Lode 248	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC1015709	West Lode 249	Comstock Northern Exploration LLC	Lode	20.56	Storey	0	None
NMC1015710	West Lode 250	Comstock Northern Exploration LLC	Lode	16.57	Storey	0	None
NMC1015711	West Lode 263	Comstock Northern Exploration LLC	Lode	12.42	Storey	0	None
NMC1015712	West Lode 264	Comstock Northern Exploration LLC	Lode	7.23	Storey	0	None
NMC1015713	West Lode 265	Comstock Northern Exploration LLC	Lode	15.28	Storey	0	None
NMC1015714	West Lode 266	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC1015715	West Lode 267	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC1015716	West Lode 268	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC1015717	West Lode 269	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC1015718	West Lode 270	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC1093920	Redwing Fraction	Comstock Northern Exploration LLC	Lode	5.88	Storey	0	None
NMC704516	Overman 1	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC821735	Comstock #7	Comstock Northern Exploration LLC	Lode	18.89	Storey	0	None
NMC821736	Comstock #8	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC821737	Comstock #9	Comstock Northern Exploration LLC	Lode	20.51	Storey	0	None

NMC821739	Comstock #11	Comstock Northern Exploration LLC	Lode	18.8	Storey	0	None
NMC821742	Comstock #14	Comstock Northern Exploration LLC	Lode	9.15	Storey	0	None
NMC821743	Comstock #15	Comstock Northern Exploration LLC	Lode	3.33	Storey	0	None
NMC821744	Comstock #16	Comstock Northern Exploration LLC	Lode	19.47	Storey	0	None
NMC871492	Comstock 115	Comstock Northern Exploration LLC	Lode	2.84	Storey	0	None
NMC871493	Comstock 116	Comstock Northern Exploration LLC	Lode	18.57	Storey	0	None
NMC871494	Comstock 117	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC871495	Comstock 118	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC871498	Comstock 121	Comstock Northern Exploration LLC	Lode	19.3	Storey	0	None
NMC871499	Comstock 122	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC871500	Comstock 123	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC871501	Comstock 124	Comstock Northern Exploration LLC	Lode	18.54	Storey	0	None
NMC983353	Comstock Lode 100	Comstock Northern Exploration LLC	Lode	16.2	Storey	0	None
NMC983354	Comstock Lode 101	Comstock Northern Exploration LLC	Lode	6.11	Storey	0	None
NMC983355	Comstock Lode 102	Comstock Northern Exploration LLC	Lode	15.9	Storey	0	None
NMC983356	Comstock Lode 103	Comstock Northern Exploration LLC	Lode	0.77	Storey	0	None
NMC983357	Comstock Lode 104	Comstock Northern Exploration LLC	Lode	16.2	Storey	0	None
NMC983358	Comstock Lode 105	Comstock Northern Exploration LLC	Lode	17.2	Storey	0	None
NMC983359	Comstock Lode 106	Comstock Northern Exploration LLC	Lode	10.45	Storey	0	None
NMC983360	Comstock Lode 107	Comstock Northern Exploration LLC	Lode	12.66	Storey	0	None
NMC983361	Comstock Lode 108	Comstock Northern Exploration LLC	Lode	3.56	Storey	0	None
NMC983362	Comstock Lode 109	Comstock Northern Exploration LLC	Lode	2.31	Storey	0	None
NMC983363	Comstock Lode 110	Comstock Northern Exploration LLC	Lode	19.24	Storey	0	None
NMC983364	Comstock Lode 111	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC983365	Comstock Lode 112	Comstock Northern Exploration LLC	Lode	16.57	Storey	0	None
NMC983366	Comstock Lode 113	Comstock Northern Exploration LLC	Lode	17.08	Storey	0	None
NMC983367	Comstock Lode 114	Comstock Northern Exploration LLC	Lode	1.42	Storey	0	None

NMC983368	Comstock Lode 115	Comstock Northern Exploration LLC	Lode	9.66	Storey	0	None
NMC983369	Comstock Lode 116	Comstock Northern Exploration LLC	Lode	20.4	Storey	0	None
NMC983370	Comstock Lode 117	Comstock Northern Exploration LLC	Lode	20.39	Storey	0	None
NMC983371	Comstock Lode 118	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC983405	Comstock Lode 152	Comstock Northern Exploration LLC	Lode	19.72	Storey	0	None
NMC983406	Comstock Lode 153	Comstock Northern Exploration LLC	Lode	14.46	Storey	0	None
NMC983407	Comstock Lode 154	Comstock Northern Exploration LLC	Lode	8.26	Storey	0	None
NMC983408	Comstock Lode 155	Comstock Northern Exploration LLC	Lode	8.26	Storey	0	None
NMC983409	Comstock Lode 156	Comstock Northern Exploration LLC	Lode	20.66	Storey	0	None
NMC983410	Comstock Lode 157	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC983411	Comstock Lode 158	Comstock Northern Exploration LLC	Lode	20.62	Storey	0	None
NMC983412	Comstock Lode 159	Comstock Northern Exploration LLC	Lode	20.63	Storey	0	None
NMC983413	Comstock Lode 160	Comstock Northern Exploration LLC	Lode	20.66	Storey	0	None
NMC983414	Comstock Lode 161	Comstock Northern Exploration LLC	Lode	20.66	Storey	0	None
NMC983415	Comstock Lode 162	Comstock Northern Exploration LLC	Lode	19.24	Storey	0	None
NMC983416	Comstock Lode 163	Comstock Northern Exploration LLC	Lode	20.65	Storey	0	None
NMC983417	Comstock Lode 164	Comstock Northern Exploration LLC	Lode	12.82	Storey	0	None
NMC983418	Comstock Lode 165	Comstock Northern Exploration LLC	Lode	20.66	Storey	0	None
NMC983419	Comstock Lode 166	Comstock Northern Exploration LLC	Lode	7.58	Storey	0	None
NMC983420	Comstock Lode 167	Comstock Northern Exploration LLC	Lode	20.66	Storey	0	None
NMC983421	Comstock Lode 168	Comstock Northern Exploration LLC	Lode	16.15	Storey	0	None
NMC992975	Comstock Lode 173	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC992976	Comstock Lode 174	Comstock Northern Exploration LLC	Lode	15.32	Storey	0	None
NMC992977	Comstock Lode 175	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC992979	Comstock Lode 177	Comstock Northern Exploration LLC	Lode	19.04	Storey	0	None
NMC992980	Comstock Lode 179	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC992981	Comstock Lode 180	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC992982	Comstock Lode 181	Comstock Northern Exploration LLC	Lode	20.18	Storey	0	None
NMC992983	Comstock Lode 182	Comstock Northern Exploration LLC	Lode	10.23	Storey	0	None
NMC992984	Comstock Lode 183	Comstock Northern Exploration LLC	Lode	19.78	Storey	0	None
NMC992985	Comstock Lode 184	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None

Comstock Northern Exporation LLC Properties
V&T Railroad
SR341 and 342
Area of Interest
c:JsuP
c:Jeounties
Owned Properties
Patent
Unpatent
Sub-Leases
Fred Garrett, Patent
James Obester, Unpatent
RR & Gold, Fee
RR & Gold, Patent
RR & Gold, Unpated
Renegade, Unpatent
Sutro Fee
Sutro, Patent
VCV, Patent
N
1 inch = 2,541 feet
Feet
0
2,650
5,300

Figure A1: The Properties

Schedule B – “Leased Properties”

The following fee tracts, unpatented mining claims and patented mining claims constitute the Leased Properties. In the event of any conflict between these lists and the lease documents, the lease documents will prevail.

Table B.1: Garrett Leased Patented Mining Claim

Parcel No	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
800-000-54	Pride of Washoe	Fred Garrett	Patent	25.3	Storey	3%	Hess- Garrettson

Table B.2: Railroad and Gold Leased Fee Tracts and Patented Mining Claims

BLM No	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
002-091-01	D-8 Lot 29	RR & Gold	Fee	1.2	Storey	1%	Railroad and Gold LLC
002-091-04	D-8 Pt Lot 25	RR & Gold	Fee	0.7	Storey	1%	Railroad and Gold LLC
002-091-09	D-8 Lot 30	RR & Gold	Fee	3.0	Storey	1%	Railroad and Gold LLC
002-091-10	D-8 Lot 19	RR & Gold	Fee	0.1	Storey	1%	Railroad and Gold LLC
002-091-13	D-8 Lot 1-8	RR & Gold	Fee	1.6	Storey	1%	Railroad and Gold LLC
002-091-14	D-8 Lot 12,32	RR & Gold	Fee	1.7	Storey	1%	Railroad and Gold LLC
002-231-02	S Ptn Block L-1	RR & Gold	Fee	10.5	Storey	1%	Railroad and Gold LLC
004-331-34	Ptn Lot 8	RR & Gold	Fee	21.1	Storey	1%	Railroad and Gold LLC
004-331-35	Ptn Lots 8&12	RR & Gold	Fee	5.5	Storey	1%	Railroad and Gold LLC
800-000-45	Gould & Curry (below 1000')	RR & Gold	Patent	25.3	Storey	1%	Railroad and Gold LLC
800-000-46	Chollar Potosi (below 1000')	RR & Gold	Patent	35.2	Storey	1%	Railroad and Gold LLC
800-000-47	Savage (below 1000')	RR & Gold	Patent	19.3	Storey	1%	Railroad and Gold LLC
800-001-00	Culver	RR & Gold	Patent	13.8	Storey	1%	Railroad and Gold LLC
800-001-01	Culver Addition (S)	RR & Gold	Patent	4.3	Storey	1%	Railroad and Gold LLC
800-001-02	Culver Addition (N)	RR & Gold	Patent	6.4	Storey	1%	Railroad and Gold LLC
800-001-03	Gibbs (1/2 interest)	RR & Gold	Patent	3.1	Storey	1%	Railroad and Gold LLC
800-001-04	Gibbs (1/2 interest)	RR & Gold	Patent	7.3	Storey	1%	Railroad and Gold LLC
800-002-04	Knickerbocker (N half)	RR & Gold	Patent	5.5	Storey	1%	Railroad and Gold LLC

Table B.3: Railroad and Gold Leased Unpatented Mining Claims

BLM No	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
NMC705388	Latigo	RR & Gold	Lode	18.73	Storey	1%	Railroad and Gold LLC
NMC705389	Latigo 2	RR & Gold	Lode	22.41	Storey	1%	Railroad and Gold LLC
NMC705390	Angels No. 1	RR & Gold	Lode	14.65	Storey	1%	Railroad and Gold LLC
NMC705391	Angels No. 2	RR & Gold	Lode	20.68	Storey	1%	Railroad and Gold LLC
NMC705392	Angels East Annex	RR & Gold	Lode	7.45	Storey	1%	Railroad and Gold LLC
NMC705393	Merrilite	RR & Gold	Lode	15.61	Storey	1%	Railroad and Gold LLC
NMC705394	Merrilite North Annex	RR & Gold	Lode	15.71	Storey	1%	Railroad and Gold LLC
NMC705395	Hawk	RR & Gold	Lode	13.38	Storey	1%	Railroad and Gold LLC
NMC705396	Hawk Fraction	RR & Gold	Lode	18.3	Storey	1%	Railroad and Gold LLC
NMC705397	Alto no. 9	RR & Gold	Lode	10.71	Storey	1%	Railroad and Gold LLC
NMC705398	West Nick	RR & Gold	Lode	20.55	Storey	1%	Railroad and Gold LLC
NMC705399	West Nick No. 1	RR & Gold	Lode	20.67	Storey	1%	Railroad and Gold LLC
NMC705400	Iona	RR & Gold	Lode	9.39	Storey	1%	Railroad and Gold LLC
NMC705401	Oro Plato	RR & Gold	Lode	11.08	Storey	1%	Railroad and Gold LLC
NMC705402	Owl	RR & Gold	Lode	7.69	Storey	1%	Railroad and Gold LLC
NMC705403	Maryland Fraction	RR & Gold	Lode	20.69	Storey	1%	Railroad and Gold LLC

Table B.4: James Obester Leased Unpatented Claims

BLM No	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
NMC275502	Alta #5	James Obester	Lode	20.67	Storey	3%	James Obester
NMC275503	Alta #6	James Obester	Lode	20.67	Storey	3%	James Obester
NMC275504	Alta #7	James Obester	Lode	20.67	Storey	3%	James Obester
NMC275505	Alta #8	James Obester	Lode	12.64	Storey	3%	James Obester
NMC275506	Alta #9	James Obester	Lode	20.67	Storey	3%	James Obester
NMC275507	Alta #10	James Obester	Lode	20.67	Storey	3%	James Obester
NMC275509	Alta #12	James Obester	Lode	12.06	Storey	3%	James Obester
NMC300858	Brunswick #1	James Obester	Lode	20.67	Storey	3%	James Obester
NMC300859	Brunswick #2	James Obester	Lode	20.67	Storey	3%	James Obester
NMC300860	Brunswick #4	James Obester	Lode	20.67	Storey	3%	James Obester

Table B.5: Renegade Leased Unpatented Claims

BLM No	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
NMC890651	NBO 1	Renegade	Lode	19.21	Storey	3%	Renegade Mineral
NMC890652	NBO 2	Renegade	Lode	1.35	Storey	3%	Renegade Mineral
NMC890653	NBO 3	Renegade	Lode	20.67	Storey	3%	Renegade Mineral
NMC890654	NBO 4	Renegade	Lode	20.29	Storey	3%	Renegade Mineral
NMC890655	NBO 5	Renegade	Lode	20.51	Storey	3%	Renegade Mineral
NMC890656	NBO 6	Renegade	Lode	15.93	Storey	3%	Renegade Mineral
NMC890657	NBO 7	Renegade	Lode	13.74	Storey	3%	Renegade Mineral
NMC890658	NBO 8	Renegade	Lode	20.67	Storey	3%	Renegade Mineral
NMC890659	NBO 9	Renegade	Lode	20.67	Storey	3%	Renegade Mineral
NMC890660	NBO 10	Renegade	Lode	16.72	Storey	3%	Renegade Mineral
NMC890661	NBO 11	Renegade	Lode	9.9	Storey	3%	Renegade Mineral
NMC890662	NBO 12	Renegade	Lode	18.07	Storey	3%	Renegade Mineral
NMC890663	NBO 13	Renegade	Lode	12.83	Storey	3%	Renegade Mineral
NMC890664	NBO 14	Renegade	Lode	3.37	Storey	3%	Renegade Mineral
NMC890665	NBO 15	Renegade	Lode	6.05	Storey	3%	Renegade Mineral
NMC890667	NBO 17	Renegade	Lode	13.45	Storey	3%	Renegade Mineral
NMC890668	NBO 18	Renegade	Lode	18.5	Storey	3%	Renegade Mineral
NMC890669	NBO 19	Renegade	Lode	16.18	Storey	3%	Renegade Mineral
NMC890670	NBO 20	Renegade	Lode	16.51	Storey	3%	Renegade Mineral
NMC890671	NBO 21	Renegade	Lode	10.69	Storey	3%	Renegade Mineral
NMC890672	NBO 22	Renegade	Lode	6.64	Storey	3%	Renegade Mineral
NMC890673	NBO 23	Renegade	Lode	11.84	Storey	3%	Renegade Mineral
NMC890674	NBO 24	Renegade	Lode	9.53	Storey	3%	Renegade Mineral
NMC890675	NBO 25	Renegade	Lode	7.6	Storey	3%	Renegade Mineral
NMC997060	NBO 26 (invalid?)	Renegade	Lode	7.6	Storey	3%	Renegade Mineral
NMC997061	NBO 27	Renegade	Lode	19.69	Storey	3%	Renegade Mineral

Table B.6: Sutro Leased Fee Tracts and Patented Mining Claims1

Parcel No	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
001-044-06	Rng E Lot 8	Sutro	Fee	0.1	Storey	4%	Sutro
001-056-02	Rng E Lot 1-14	Sutro	Fee	0.3	Storey	4%	Sutro
001-071-01	Rng A S Pt Lot 143	Sutro	Fee	2.3	Storey	4%	Sutro
001-113-02	Rng H Lot 5-6	Sutro	Fee	0.2	Storey	4%	Sutro
001-113-04	Block 250 Lot 7	Sutro	Fee	0.3	Storey	4%	Sutro
002-011-09	Rng O-1 Pt Lot 40	Sutro	Fee	1.5	Storey	4%	Sutro
002-011-19	Rng O-1 Pt Lot 44	Sutro	Fee		Storey	4%	Sutro
002-021-01	Rng O-1 Pt Lot 43	Sutro	Fee	2.5	Storey	4%	Sutro
002-022-01	Rng O-1 Lot 42	Sutro	Fee	1.0	Storey	4%	Sutro
002-023-08	Rng O-1 Pt Lot 44	Sutro	Fee		Storey	4%	Sutro
002-031-27	Rng O-1 Pt Lot 34	Sutro	Fee	1.1	Storey	4%	Sutro
002-041-17	Rng O-1 Lot 8E,Pt 27	Sutro	Fee	0.4	Storey	4%	Sutro
002-041-18	Rng O-1 Lot 25-26,Pt 27	Sutro	Fee	0.5	Storey	4%	Sutro
002-041-20	Rng O-1 Pt Lot 8	Sutro	Fee	0.2	Storey	4%	Sutro
002-052-24	Rng P-2 Pt Lot 1	Sutro	Fee	1.5	Storey	4%	Sutro
002-052-25	Rng P-2 Lot 11-12	Sutro	Fee	0.1	Storey	4%	Sutro
002-061-01	Rng O-1 Lot 10-11	Sutro	Fee	0.4	Storey	4%	Sutro
002-061-05	Rng O-1 Lot 21	Sutro	Fee	0.1	Storey	4%	Sutro
002-061-11	Rng O-1 Lot 12	Sutro	Fee	0.2	Storey	4%	Sutro
002-061-12	Rng O-1 Lot 13-14	Sutro	Fee	0.2	Storey	4%	Sutro
002-062-02	Rng C-4 Lot 3-4	Sutro	Fee	0.3	Storey	4%	Sutro
002-062-03	Rng B-1 Lot 1-7	Sutro	Fee	0.3	Storey	4%	Sutro
002-062-06	Rng B-1 Lot 12, Pt 13	Sutro	Fee	0.1	Storey	4%	Sutro
002-062-15	Rng C-5 Lot 36-37	Sutro	Fee	0.1	Storey	4%	Sutro
002-062-21	Rng C-5 Lot 1-2,34-35	Sutro	Fee	0.3	Storey	4%	Sutro
002-062-22	Rng C-5 Lot 33	Sutro	Fee	0.1	Storey	4%	Sutro
002-062-40	Rng C-4 Lot 12,19	Sutro	Fee	0.1	Storey	4%	Sutro
002-062-42	Rng A-1 Lot 1-5,7-8,15-16	Sutro	Fee	0.5	Storey	4%	Sutro
002-062-44	Rng B-2 Lot 6-9	Sutro	Fee	0.1	Storey	4%	Sutro
002-062-58	Rng C-4 Lot 19,21-24,30	Sutro	Fee		Storey	4%	Sutro
002-062-59	Rng C-5 Pt Lot 14,15	Sutro	Fee	0.2	Storey	4%	Sutro
002-063-10	Rng D-2 Pt Lot 15	Sutro	Fee	0.1	Storey	4%	Sutro
002-063-13	Rng D-1 Lot 28	Sutro	Fee	0.1	Storey	4%	Sutro
002-063-16	Rng D-1 Lot 11,23-27	Sutro	Fee	0.4	Storey	4%	Sutro
002-063-17	Rng D-1 Lot 15,19-22,29	Sutro	Fee	0.3	Storey	4%	Sutro
002-063-18	Rng D-1 Lot 14	Sutro	Fee	0.0	Storey	4%	Sutro
002-063-19	Rng D-1 Lot 16-18	Sutro	Fee	0.2	Storey	4%	Sutro
002-063-21	Rng D-1 Lot 1-2	Sutro	Fee	0.6	Storey	4%	Sutro
002-071-01	Rng A-1 Lot 33-35	Sutro	Fee	1.3	Storey	4%	Sutro
002-071-05	Rng A-1 Lot 37,37.5	Sutro	Fee	0.7	Storey	4%	Sutro
002-071-06	Rng B-2 Lot 36,36.5	Sutro	Fee	1.0	Storey	4%	Sutro
002-071-22	Rng A-1 Lot 35.5,36	Sutro	Fee	0.4	Storey	4%	Sutro
002-071-36	Rng B-2 Lot 27-29,37; C-5 Lot 25-27	Sutro	Fee	1.8	Storey	4%	Sutro
002-071-38	Rng B-2 Lot 38	Sutro	Fee	0.4	Storey	4%	Sutro

1Certain of the Sutro fee parcels are for surface access only, as described in the lease agreement.

002-071-39	Rng B-2 Lot 39	Sutro	Fee	0.4	Storey	4%	Sutro
002-072-02	Rng D-4 Lot 2-10, Pt Lot 1	Sutro	Fee		Storey	4%	Sutro
002-075-01	Rng E-3 Lot 10-14	Sutro	Fee	0.5	Storey	4%	Sutro
002-082-01	Rng D-7 Lot 1,2,19	Sutro	Fee	0.1	Storey	4%	Sutro
002-082-06	Rng D-7 Lot 14	Sutro	Fee	0.1	Storey	4%	Sutro
002-082-07	Rng D-7 Lot 15-16	Sutro	Fee	0.1	Storey	4%	Sutro
002-082-08	Rng D-7 Lot 17-18	Sutro	Fee	0.2	Storey	4%	Sutro
002-083-03	Rng E-4 Lot 19-21	Sutro	Fee	0.4	Storey	4%	Sutro
002-083-04	Rng E-4 Lot 23-28	Sutro	Fee	0.8	Storey	4%	Sutro
002-083-05	Rng E-4 Lot 29-30,35	Sutro	Fee	0.8	Storey	4%	Sutro
002-083-08	Rng E-4 Lot 9-18,22,31-34,36-37	Sutro	Fee	2.4	Storey	4%	Sutro
002-121-02	Rng C-6 Lot 24	Sutro	Fee	0.4	Storey	4%	Sutro
002-121-02	Rng C-6 Lot 23	Sutro	Fee	0.2	Storey	4%	Sutro
002-141-05	K-E Lot 1	Sutro	Fee	1.1	Storey	4%	Sutro
002-141-08	K-E Lot 5	Sutro	Fee	1.0	Storey	4%	Sutro
002-141-09	K-E Lot 4	Sutro	Fee	1.1	Storey	4%	Sutro
002-141-10	K-E Lot 3	Sutro	Fee	1.1	Storey	4%	Sutro
002-141-11	Rng C-6 Pt Lot 26	Sutro	Fee	11.5	Storey	4%	Sutro
002-141-11	Rng C-6 Lot 28	Sutro	Fee	1.5	Storey	4%	Sutro
002-141-11	Rng C-6 Lot 29	Sutro	Fee	5.8	Storey	4%	Sutro
002-181-06	Rng F-1 Lot 40	Sutro	Fee	1.4	Storey	4%	Sutro
002-181-08	Rng F-1 Lot 18-20	Sutro	Fee	0.2	Storey	4%	Sutro
002-181-09	Rng F-1 Lot 21-39	Sutro	Fee		Storey	4%	Sutro
002-181-10	Rng F-1 Lot 11	Sutro	Fee	0.8	Storey	4%	Sutro
002-191-01	Rng H-1 Lot 1-41	Sutro	Fee	10.2	Storey	4%	Sutro
002-201-04	Rng G-1 Lot 34-35	Sutro	Fee	1.0	Storey	4%	Sutro
002-201-05	Rng G-1 Lot 37-38	Sutro	Fee	0.3	Storey	4%	Sutro
002-201-08	Rng G-1 Lot 46	Sutro	Fee	0.1	Storey	4%	Sutro
002-201-12	Rng G-1 Lot 10-11	Sutro	Fee		Storey	4%	Sutro
002-201-14	Rng G-1 Pt Lot 6	Sutro	Fee	0.0	Storey	4%	Sutro
002-201-15	Rng G-1 Lot 48	Sutro	Fee	0.0	Storey	4%	Sutro
002-201-16	Rng G-1 Lot 1-2	Sutro	Fee	0.4	Storey	4%	Sutro
002-201-20	Rng G-1 Lot 9	Sutro	Fee	0.0	Storey	4%	Sutro
002-201-22	Rng G-1 Lot 15	Sutro	Fee	0.0	Storey	4%	Sutro
002-201-26	Rng G-1 Lot 26-29,42-43	Sutro	Fee	0.7	Storey	4%	Sutro
002-201-30	Rng G-1 Lot 30-31	Sutro	Fee	0.2	Storey	4%	Sutro
002-201-31	Rng G-1 Lot 14	Sutro	Fee	0.1	Storey	4%	Sutro
002-201-32	Rng G-1 Lot 16-21,25,40-41,44	Sutro	Fee	1.5	Storey	4%	Sutro
002-202-01	Rng E-2,E-3 Lot 1-11,16	Sutro	Fee	1.3	Storey	4%	Sutro
002-202-05	Rng E-2 Lot 1,2,4	Sutro	Fee	0.5	Storey	4%	Sutro
002-211-02	Rng I-1 Lot 5-12	Sutro	Fee	1.0	Storey	4%	Sutro
002-211-03	Rng I-1 Lot 13-14	Sutro	Fee	0.1	Storey	4%	Sutro
002-211-04	Rng I-1 Lot 15-25	Sutro	Fee	1.1	Storey	4%	Sutro
002-211-05	Rng I-1 Lot 25	Sutro	Fee	0.1	Storey	4%	Sutro
002-211-06	Rng I-1 Lot 3-4	Sutro	Fee	2.3	Storey	4%	Sutro
002-211-07	Rng I-1 Lot 13-14	Sutro	Fee	0.1	Storey	4%	Sutro
002-221-02	Rng I-1 1/2 Lot 30	Sutro	Fee	8.3	Storey	4%	Sutro
002-231-01	N Ptn Block L-1	Sutro	Fee	10.4	Storey	4%	Sutro
002-241-01	Rng I-1 Lot 40-41	Sutro	Fee	2.2	Storey	4%	Sutro
002-242-01	Rng J-2 Lot 17-19	Sutro	Fee	0.6	Storey	4%	Sutro
002-243-01	Rng J-1 Lot 20	Sutro	Fee	3.0	Storey	4%	Sutro
002-252-01	Rng D-8 Lot 38	Sutro	Fee	1.1	Storey	4%	Sutro

002-254-01	Rng J-1 Lot 21	Sutro	Fee	0.8	Storey	4%	Sutro
800-000-66	Gould & Curry (above 1000')	Sutro	Patent	25.3	Storey	4%	Sutro
800-000-63	Julia	Sutro	Patent	9.2	Storey	4%	Sutro
800-000-64	La Cata	Sutro	Patent	13.8	Storey	4%	Sutro
800-000-65	Sara Ann	Sutro	Patent	13.8	Storey	4%	Sutro
800-001-40	Lady Washington	Sutro	Patent	5.7	Storey	4%	Sutro
800-001-41	Joesph Trench	Sutro	Patent	0.7	Storey	4%	Sutro
800-001-42	Burke & Hamilton	Sutro	Patent	1.3	Storey	4%	Sutro
800-001-43	Challenge	Sutro	Patent	1.5	Storey	4%	Sutro
800-001-44	Empire North	Sutro	Patent	1.8	Storey	4%	Sutro
800-001-45	Bacon (MS 58)	Sutro	Patent	1.5	Storey	4%	Sutro
800-001-46	Confidence	Sutro	Patent	4.0	Storey	4%	Sutro
800-001-47	Alpha	Sutro	Patent	8.6	Storey	4%	Sutro
800-001-48	Wm Sharon	Sutro	Patent	0.9	Storey	4%	Sutro
800-001-49	Seg Belcher (Denied)	Sutro	Denied		Storey	4%	Sutro
800-001-50	Kentuck MG.	Sutro	Patent	2.7	Storey	4%	Sutro
800-001-51	Belcher (Denied)	Sutro	Denied		Storey	4%	Sutro
800-001-52	Ward	Sutro	Patent	7.1	Storey	4%	Sutro
800-001-53	Grosh	Sutro	Patent	15.5	Storey	4%	Sutro
800-001-54	Empire South	Sutro	Patent	0.7	Storey	4%	Sutro
800-001-55	Bacon (MS 59)	Sutro	Patent	0.6	Storey	4%	Sutro
800-001-56	Grosh	Sutro	Patent	5.3	Storey	4%	Sutro
800-001-57	Grosh	Sutro	Patent	7.4	Storey	4%	Sutro
800-001-58	Yellow Jacket	Sutro	Patent	6.0	Storey	4%	Sutro
800-001-59	Imperial	Sutro	Patent	2.6	Storey	4%	Sutro
800-001-60	Crown Point	Sutro	Patent	3.3	Storey	4%	Sutro
800-001-61	Kentuck	Sutro	Patent	0.9	Storey	4%	Sutro
800-001-62	Alta (Woodville)	Sutro	Patent	23.7	Storey	4%	Sutro
800-001-63	Exchequer	Sutro	Patent	10.0	Storey	4%	Sutro
800-001-64	Bullion (Comstock Lode)	Sutro	Patent	27.3	Storey	4%	Sutro
800-001-65	Capital	Sutro	Patent	9.2	Storey	4%	Sutro

Table B.7: Virginia City Ventures Leased Patented Mining Claims

Parcel No	Description	Current Owner	Type	Acres	County	Underlying NSR %	Royalty Owner
800-000-60	Hale and Norcross	Virginia City Ventures	Patent	10.1	Storey	5%	Virginia City Ventures
800-000-61	Savage (above 1000’)	Virginia City Ventures	Patent	19.4	Storey	5%	Virginia City Ventures
800-002-69	Chollar Potosi (above 1000’)	Virginia City Ventures	Patent	35.2	Storey	5%	Virginia City Ventures